Feb. 26, 2016
[SHIP LOGO VANGUARD (R)]

Vanguard Emerging Markets Stock Index Fund

Supplement to the Prospectus and Summary Prospectus Dated February 26, 2016

New Target Index

Effective immediately, Vanguard Emerging Markets Stock Index Fund has begun tracking its new target index, the FTSE Emerging Markets All Cap China A Inclusion Index, as previously approved by the Fund’s board of trustees. The board believes that the new index will result in a more comprehensive representation of the Fund’s market segment due to the addition of small-capitalization equity securities and China A-shares to its portfolio.

Prospectus and Summary Prospectus Text Changes

The paragraph under “Principal Investment Strategies” for the Emerging Markets Stock Index Fund is replaced with the following:

The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 3,500 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Prospectus Text Changes

Additionally, all references to Shanghai-Hong Kong Stock Connect Program throughout the prospectus and summary prospectus are hereby replaced with China Stock Connect Program.

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Vanguard Marketing Corporation, Distributor.	PS 72 092016